UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                      December 1, 2005 (November 28, 2005)

                              EMERGENT GROUP INC.
                              ------------------

           Nevada                     0-21475                   93-1215401
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 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)



    932 Grand Central Avenue, Glendale, CA                             91201
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   (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:   (818) 240-8250
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 8.01.        Other Events

     Pursuant to a Unanimous Written Consent of the Board of Directors dated as of November 28, 2005, the Issuer declared a special cash dividend of $.10 per share payable on January 5, 2006 to Common Stock holders of record as of the close of business on December 14, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EMERGENT GROUP INC.

                               By: /s/ Bruce J. Haber
                               ----------------------
                               Bruce J. Haber, Chief Executive Officer


Date:  December 1, 2005